                                                                    Exhibit 21.1
------------------------------------------------------------------------------------------------------------------
                                   Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Graffiti DMB&B S.A.                                                                    70%              Argentina
Leo Burnett Argentina S.A.                                                            100%              Argentina
Leo Burnett Company, Inc., Argentine Branch                                           100%              Argentina
Leo Burnett Worldwide Investments, Inc. Sucursal Argentina                            100%              Argentina
Muchnik, Alurralde, Jasper y Asociados S.A.                                            25%              Argentina
Starcom Worldwide S.A.                                                                100%              Argentina
Bcom3 Holding Australia                                                               100%              Australia
Black Pencil Productions Pty Limited                                                  100%              Australia
Cartwright Williams Pty. Ltd.                                                          79%              Australia
D'Arcy Masius Benton & Bowles (Holdings) Pty., Ltd.                                   100%              Australia
D'Arcy Masius Benton & Bowles (WA) Pty., Ltd.                                         100%              Australia
D'Arcy Masius Benton & Bowles Pty., Ltd.                                              100%              Australia
Educational Communications Pty Limited                                                 11%              Australia
Leo Burnett Connaghan & May (S.A.) Pty. Ltd.                                          100%              Australia
Leo Burnett Connaghan & May (Vic) Pty. Ltd.                                           100%              Australia
Leo Burnett Connaghan & May Pty Limited                                               100%              Australia
Leo Burnett Robinson (S.A.) Pty. Ltd.                                                  40%              Australia
Marketing Intelligence Five Pty Limited                                                74%              Australia
Masius Wynne-Williams & D'Arcy MacManus (VIC) Pty. Ltd.                               100%              Australia
Mazengarb Leo Burnett Pty. Ltd.                                                        15%              Australia
Medicus Intercon Int'l Pty., Ltd.                                                     100%              Australia
Peter Doyle Advertising Unit Trust                                                    100%              Australia
Promotional Sampling (Holding) Pty., Ltd.                                             100%              Australia
Promotional Sampling Unit Trust                                                        50%              Australia
Promotional Thinking Holdings Pty., Ltd.                                              100%              Australia
Pure Creative Pty Ltd                                                                 100%              Australia
Pure Creative Unit Trust                                                              100%              Australia
Starcom Media Australia P/L                                                           100%              Australia
Starcom Media Pty Limited                                                             100%              Australia
Leo Burnett Werbeagentur GmbH & Co. KG                                                 30%               Austria
Mang/D'Arcy Masius Benton & Bowles GmbH                                                40%               Austria
Mediacom GmbH                                                                           8%               Austria
H&C Leo Burnett E.C.                                                                  100%               Bahrain
Radius Advertising Bahrain WLL                                                        100%               Bahrain
Leo Burnett (Belgium) S.P.R.L.                                                        100%               Belgium
Leo Burnett Worldwide, Inc.                                                           100%               Belgium
Moussault Ayer NV                                                                     100%               Belgium
Quattro DMB&B NV SA                                                                   100%               Belgium
See You Soon NV                                                                       100%               Belgium
Space S.A.                                                                             50%               Belgium
Stars Graphics SA                                                                      51%               Belgium
The Sales Factory SA                                                                   25%               Belgium
Itamaraty Publicidade Ltda.                                                           100%               Brazil
Leo Burnett Publicidade Ltda.                                                         100%               Brazil
MS&L Holding Brazil Ltda.                                                             100%               Brazil
NeoGama S.A.                                                                           40%               Brazil
Paulo Andreoli & Associados                                                            25%               Brazil
Salles/DMB&B Publicidade Ltda.                                                         94%               Brazil
New Wave Media Independent Ltd.                                                       100%                 BVI

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Leo Burnett Company Ltd.                                                              100%               Canada
Martel et Compagnie Publicite Inc.                                                    100%               Canada
Publicite Leo Burnett Ltee.                                                           100%               Canada
Q Squared (Canada) Inc.                                                               100%               Canada
TMG MacManus Canada, Inc.                                                             100%               Canada
DMB&B (Chile) Limitada                                                                100%                Chile
DMB&B Chile S.A.                                                                       70%                Chile
Leo Burnett Chile Publicidad-Agencia en Chile                                         100%                Chile
Leo Burnett Company-Chilean Branch                                                    100%                Chile
D'Arcy Masius Benton & Bowles S.A.                                                     97%              Colombia
Leo Burnett Colombiana S.A.                                                           100%              Colombia
Leo Burnett de Costa Rica, S.A.                                                        76%             Costa Rica
GM Leo Burnett d.o.o.                                                                  51%               Croatia
D'Arcy Masius Benton & Bowles (Middle East) Ltd.                                      100%               Cyprus
Innovation Advertising Ltd.                                                            20%               Cyprus
DEGU                                                                                   48%           Czech Republic
DMB&B Prague SRO                                                                      100%           Czech Republic
DMMS Bratislava                                                                        42%           Czech Republic
DMMS CZ, a.s.                                                                          60%           Czech Republic
iLeo, SPOL.S.R.O.                                                                      80%           Czech Republic
LB Direct SPOL.S.R.O.                                                                  51%           Czech Republic
LB Promo SPOL.S.R.O.                                                                  100%           Czech Republic
Ledoborec, S.R.O.                                                                      51%           Czech Republic
Leo Burnett Advertising, SPOL.S.R.O.                                                  100%           Czech Republic
Starcom Worldwide                                                                     100%           Czech Republic
D'Arcy Masius Benton & Bowles ReklameBureau A/S                                       100%               Denmark
Leo Burnett Denmark                                                                   100%               Denmark
Neo Ideo A/S                                                                          100%               Denmark
Paintbox                                                                               38%               Denmark
Leo Burnett Worldwide Investments, Inc. Dominican Republic Branch                     100%         Dominican Republic
Advertising & Marketing Associates Leo Burnett                                        100%                Egypt
Kontuur/Leo Burnett Ltd.                                                               20%               Estonia
D'Arcy Masius Benton & Bowles OY AB                                                   100%               Finland
IMP Helsinki OY                                                                       100%               Finland
LBW Holding Finland Oy                                                                100%               Finland
Leo Burnett OY                                                                         80%               Finland
Mediamestarit OY                                                                       20%               Finland
Promotion Factory OY                                                                   60%               Finland
Avenue SARL                                                                           100%               France
Black Pencil SARL                                                                     100%               France
Bordelais, Lemeunier & Leo Burnett S.A.                                               100%               France
Chow Communications S.A.                                                               66%               France
D'Arcy Conseil SARL                                                                   100%               France
D'Arcy Consulting SARL                                                                100%               France
D'Arcy Corporate SA                                                                   100%               France
D'Arcy Direct, S.A.                                                                   100%               France
D'Arcy Masius Benton & Bowles, S.A.                                                   100%               France
IMP Paris SA                                                                          100%               France
Independence Media SA                                                                 100%               France

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
IPC (Societe International Promotion Consultants, S.A.)                                 65%               France
Kaena S.A.                                                                             100%               France
Leo Burnett Holding France EURL                                                        100%               France
Leo Media (Groupe BL/LB)                                                               100%               France
Manning Selvage & Lee France SARL                                                      100%               France
Medicus 1 Team S.A.                                                                    100%               France
Medicus International (Holdings) SCA                                                   100%               France
Medicus Management S.A.R.L.                                                            100%               France
RSL Productions S.A.R.L                                                                 99%               France
RSL&O S.A.R. L                                                                         100%               France
Starcom Worldwide SA                                                                   100%               France
Teasing S.A.                                                                           100%               France
Villa Flore SARL                                                                       100%               France
ALA Media Services GmbH                                                                100%               Germany
Avenue Advertising GmbH                                                                100%               Germany
Bcom3 Holding Germany GmbH                                                             100%               Germany
Buhler & Partner GmbH & Co. KG                                                         100%               Germany
Buhler Verwaltungs GmbH                                                                100%               Germany
D'Arcy Interactive GmbH                                                                 51%               Germany
DMB&B GmbH                                                                             100%               Germany
DMB&B Werbeagentur GmbH                                                                100%               Germany
Media Service Aussenwerbung GmbH                                                       100%               Germany
Medicus Intercon GmbH                                                                  100%               Germany
Michael Conrad & Leo Burnett GmbH                                                      100%               Germany
MS&L International GmbH                                                                100%               Germany
PMS Pro Medien Service GmbH                                                             33%               Germany
Starcom Worldwide GmbH                                                                 100%               Germany
Starship Advertising GmbH                                                              100%               Germany
Starship Multimedia GmbH                                                               100%               Germany
Wenzel Werbung GmbH                                                                     51%               Germany
Action S.A.                                                                             22%               Greece
Contact 1 SA                                                                           100%               Greece
Creative Communications                                                                 85%               Greece
D'Arcy Masius Benton & Bowles Ltd.                                                     100%               Greece
Enterprise Middle East, Inc.                                                           100%               Greece
Fastnet S.A.                                                                            75%               Greece
Four P Promotions S.A.                                                                  85%               Greece
Greek Media Group                                                                       48%               Greece
Leo Burnett                                                                            100%               Greece
Mediavest                                                                               30%               Greece
Options ("X-Press")                                                                    100%               Greece
Starcom IP                                                                               9%               Greece
StarLink Worldwide Media S.A.                                                          100%               Greece
Stars Unlimited                                                                        100%               Greece
The PR Experts, S.A.                                                                   100%               Greece
Leo Burnett-Comunica, S.A.                                                              84%              Guatemala
Video Art, S.A.                                                                         84%              Guatemala
D'Arcy Holding Limited                                                                 100%              Hong Kong
D'Arcy Masius Benton & Bowles (H.K.) Limited                                           100%              Hong Kong

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
International Marketing & Promotions Ltd                                               100%              Hong Kong
Leo Burnett (China) Ltd.                                                               100%              Hong Kong
Leo Burnett Limited                                                                    100%              Hong Kong
Medicus Intercon Ltd.                                                                  100%              Hong Kong
Sharp Creation Holdings Ltd                                                            100%              Hong Kong
Star Graphics Company Limited                                                          100%              Hong Kong
Star Reach Marketing & Communications Limited                                          100%              Hong Kong
Starcom Worldwide Limited                                                              100%              Hong Kong
D'Arcy Avenue Kft.                                                                     100%               Hungary
Leo Burnett Budapest Kft.                                                              100%               Hungary
Leo Burnett Worldwide Holding-Hungary Kft.                                             100%               Hungary
Ambience D'Arcy Advertising Private Limited                                             57%                India
Chaitali Leo Burnett Private Limited                                                    82%                India
Leo Burnett (New Delhi) Private Limited                                                 82%                India
Orchard Advertising Private Limited                                                     82%                India
TLG India Pvt. Ltd.                                                                     82%                India
BLG Marketing Services Ltd.                                                             11%               Ireland
Field Marketing Group Ltd.                                                              11%               Ireland
QMP/DMB&B Ltd.                                                                          15%               Ireland
Azzurra IMP New Media S.r.l.                                                           100%                Italy
Azzurra IMP Srl                                                                        100%                Italy
Barbella Gagliardi Saffirio D'Arcy Masius Benton & Bowles Srl                          100%                Italy
Black Pencil S.r.l.                                                                    100%                Italy
Blue Direct S.r.l.                                                                      70%                Italy
Leo Burnett Italia S.r.l.                                                              100%                Italy
Media Activity S.r.l.                                                                   40%                Italy
Media Power                                                                            100%                Italy
MediaVest S.r.l.                                                                       100%                Italy
Medicus Intercon Srl                                                                   100%                Italy
Miracle Production S.r.l.                                                              100%                Italy
MITO Srl                                                                               100%                Italy
MS&L Mavellia Bellodi Relazione Pubbliche Srl                                          100%                Italy
re:SOURCES Srl                                                                         100%                Italy
Science & Medicine Srl                                                                 100%                Italy
Starcom MediaVest Group Italia Srl                                                     100%                Italy
Beacon Communications K.K.                                                              66%                Japan
Medicus K.K.                                                                           100%                Japan
Styx Leo Burnett Advertising Agency                                                     30%             Kazakhstan
Access Advertising Ltd.                                                                 26%                Kenya
Leo Burnett, Inc.                                                                      100%                Korea
PDS Media, Inc.                                                                         33%                Korea
Seoul D'Arcy, Inc.                                                                      40%                Korea
Radius Advertising Kuwait WLL                                                          100%               Kuwait
Metro Advertising SIA                                                                   82%               Latvia
Black Pencil (Crayon Noir)                                                              29%               Lebanon
H&C Leo Burnett S.a.r.l.                                                               100%               Lebanon
Starcom MediaVest Group SAL                                                            100%               Lebanon
Leo Burnett Vilnius                                                                    100%              Lithuania
DMB&B Spider (M) Sdn Bhd                                                                70%              Malaysia

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Leo Burnett Advertising Sdn Bhd                                                         49%              Malaysia
Leo Promotions Sdn. Bhd                                                                 49%              Malaysia
Black Pencil (Mauritius) Limited                                                        40%              Mauritius
Avenue Advertising Mexico, S.A. de C.V.                                                100%               Mexico
Bcom3 Holding Mexico, S.A. de C.V.                                                     100%               Mexico
D'Arcy Masius Benton & Bowles, S.A. de C.V.                                            100%               Mexico
Green Star Mexico, S.A. de C.V.                                                        100%               Mexico
Leo Burnett S.A. de C.V.                                                               100%               Mexico
Producciones Noble SA                                                                  100%               Mexico
StarAlianza S.A. de C.V.                                                               100%               Mexico
Starcom Worldwide S.A. de C.V.                                                         100%               Mexico
Ulysses Films De Mexico                                                                 51%               Mexico
Leo Burnett Morocco SA                                                                 100%               Morocco
Starcom Media SA                                                                        90%               Morocco
AdviesBureau Hollander En Van Der Mey                                                   25%             Netherlands
D'Arcy Masius Benton & Bowles Advertising B.V.                                         100%             Netherlands
D'Arcy Masius Benton & Bowles Direct B.V.                                              100%             Netherlands
D'Arcy Masius Benton & Bowles Holding B.V.                                             100%             Netherlands
DeKroon, Wissenraet & Ass. B.V.                                                         30%             Netherlands
DMB&B Communications B. V.                                                             100%             Netherlands
Dynamic Zone B.V.                                                                       89%             Netherlands
Equmedia B.V.                                                                           67%             Netherlands
Equmedia Holding B.V.                                                                   67%             Netherlands
Inizio Design B.V.                                                                      85%             Netherlands
Leo Burnett B.V.                                                                       100%             Netherlands
Mediacenter B.V.                                                                         5%             Netherlands
Mediasynergy B.V.                                                                       67%             Netherlands
N&W Holding B.V.                                                                       100%             Netherlands
Noordervliet & Winninghoff/Leo Burnett B.V.                                            100%             Netherlands
Star Reachers B.V.                                                                     100%             Netherlands
D'Arcy Masius Benton & Bowles, Ltd.                                                    100%             New Zealand
Eagle Marketing Services, Ltd.                                                         100%             New Zealand
Leo Burnett Limited                                                                    100%             New Zealand
Malcolm & Hansard Advertising Ltd.                                                     100%             New Zealand
Pure Creative (NZ) Limited                                                             100%             New Zealand
Pure Creative Unit Trust                                                               100%             New Zealand
Clarion IMP A/S                                                                        100%               Norway
D'Arcy Masius Benton & Bowles A/S                                                      100%               Norway
Leo Burnett Action A/S                                                                  94%               Norway
Leo Burnett Direkte AS                                                                 100%               Norway
Leo Burnett Forsteledd AS                                                               98%               Norway
Leo Burnett Gruppen A/S                                                                100%               Norway
Leo Burnett Innsikt AS                                                                 100%               Norway
Leo Burnett Interaktiv AS                                                               98%               Norway
Leo Burnett Reklamebyra A/S                                                             79%               Norway
Leo Film A/S                                                                           100%               Norway
Leo Xpress AS                                                                           95%               Norway
Mission                                                                                 51%               Norway
Paintbox A/S                                                                            36%               Norway

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Paintbox Holding A/S                                                                    36%               Norway
Syncro Media A/S                                                                         7%               Norway
Syncro Media K/S                                                                         7%               Norway
Synergi RF A/S                                                                          45%               Norway
Synergi RF K/S                                                                          31%               Norway
West Wacker Holding Norway A/S                                                         100%               Norway
Woldsdal & Partners AS                                                                  76%               Norway
Wahedna/DMB&B (Pvt) Ltd.                                                                45%              Pakistan
Leo Burnett Panama S.A.                                                                 60%               Panama
Star Reachers, S.A.                                                                    100%               Panama
Leo Burnett del Peru S.A.                                                              100%                Peru
Pragma de Publicidad S.A.                                                               35%                Peru
First Direct, Inc.                                                                      19%             Philippines
Hemisphere-Leo Burnett, Inc.                                                            75%             Philippines
Jimenez/DMB&B Inc.                                                                      60%             Philippines
Star Reachers Holdings, Inc.                                                            40%             Philippines
Starcom Worldwide Phils., Inc.                                                          75%             Philippines
Bimer Mazurczak Sp.z.o.o.                                                               75%               Poland
D'Arcy Masius Benton & Bowles Sp. z o.o.                                               100%               Poland
Leo Burnett Sp.z.o.o.                                                                  100%               Poland
PZL, Sp.z.o.o.                                                                          51%               Poland
TLG Holding-Poland, Sp.z.o.o.                                                          100%               Poland
DMB&B Inc. (Portugal) [Portuguese branch of USA co.]                                   100%              Portugal
Leo Burnett Publicidad, Lda.                                                           100%              Portugal
Lopes & Alves, Lda.                                                                     85%              Portugal
Starcom Worldwide/Media Estrategia, S.L. Sucursal en Portugal                           51%              Portugal
Beijing Representative Office                                                          100%                 PRC
DMB&B Advertisement Co. Ltd.                                                            50%                 PRC
Leo Burnett (China) Ltd. Guangzhou Representative Office                               100%                 PRC
Leo Burnett Shanghai Advertising Co. Ltd.                                               70%                 PRC
DMB&B Puerto Rico, Inc.                                                                100%             Puerto Rico
Leo Burnett Worldwide, Inc.                                                            100%             Puerto Rico
Black Pencil Advertising SRL                                                            28%               Romania
Leo Burnett & Target Advertising, S.A.                                                  35%               Romania
OFC International Srl.                                                                  16%               Romania
Starcom Media S.R.L.                                                                    35%               Romania
TLG Target S.A.                                                                         35%               Romania
DMB&B Eurasia, Inc. [Russian branch of USA co.]                                        100%               Russia
Leo Burnett CIS Ltd. [rep. office of UK company]                                       100%               Russia
Leo Burnett Moradpour Ltd. [rep. office of UK company]                                 100%               Russia
Media Center                                                                            99%               Russia
ZAO "D'Arcy Masius Benton & Bowles"                                                    100%               Russia
Targets Advertising                                                                    100%            Saudi Arabia
D'Arcy Masius Benton & Bowles Pte., Ltd.                                               100%              Singapore
Leo Burnett Cartwright Williams Direct Pte. Ltd.                                       100%              Singapore
TLG Communications Pte. Ltd.                                                           100%              Singapore
Worldwide Media (Singapore) Pte. Ltd.                                                  100%              Singapore
Wiktor/Leo Burnett Advertising, s.r.o.                                                  25%           Slovak Republic
Votan Leo Burnett                                                                       35%              Slovenia

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Bester Burke (Proprietary) Limited                                                    40%            South Africa
Leo Burnett Holdings (Pty) Ltd                                                        91%            South Africa
Leo Burnett Interactive (Pty) Ltd.                                                    91%            South Africa
Manning Selvage & Lee South Africa                                                    91%            South Africa
Plain Business Writing (Pty) Limited                                                  15%            South Africa
Red Nail (Pty) Ltd.                                                                   86%            South Africa
Sonnenberg Murphy Leo Burnett (Pty) Limited                                           91%            South Africa
Starcom Media Pty. Ltd.                                                               91%            South Africa
Asesores de Relaciones Publicas y Comunicacion, S.L.                                  57%                Spain
Black Pencil, S.A.                                                                   100%                Spain
D'Arcy Masius Benton & Bowles S.A.                                                   100%                Spain
DMBB, SA                                                                             100%                Spain
Efactoria de Aplicaciones Para Internet SL                                            51%                Spain
Grupo K IMP, S.A.                                                                    100%                Spain
Horizons Media, S.A.                                                                  33%                Spain
Leo Network Communications Consultants, S.A.                                          85%                Spain
Mora Bros., S.A.                                                                      51%                Spain
Pharmaconsult Services S.A.                                                           20%                Spain
Punto y Coma Diseno y Realizacion, S.L.                                               90%                Spain
Starcom Worldwide/Media Estrategia                                                    51%                Spain
Vitruvio-Leo Burnett S.A.                                                            100%                Spain
D'Arcy Masius Benton & Bowles AB                                                     100%               Sweden
International Marketing & Promotions IMP AB                                          100%               Sweden
JUWS AB                                                                               58%               Sweden
Leo Burnett A.B.                                                                     100%               Sweden
Leo Burnett Action AB                                                                100%               Sweden
Leo Burnett Annonsbyra A.B.                                                          100%               Sweden
Leo Burnett Event Marketing A.B.                                                     100%               Sweden
Leo Burnett Interactive AB                                                           100%               Sweden
Leo Burnett WAP AB                                                                   100%               Sweden
Leo Burnett Xpress AB                                                                100%               Sweden
Leoville AB                                                                           70%               Sweden
Media Holdco Scandinavia AB                                                           58%               Sweden
MediaTaktik Sverige AB                                                                58%               Sweden
O. Mattson and Friends Reklambyra AB                                                  70%               Sweden
Olson & Wengelin AB                                                                  100%               Sweden
Paintbox AB                                                                           60%               Sweden
Paintbox KB                                                                           60%               Sweden
Sandberg Media Synergi Malmo KB                                                       43%               Sweden
Sandberg Media Synergi Malmo Intressenter AB                                          58%               Sweden
SUAJ AB                                                                               58%               Sweden
Ulf Sandberg Media Synergi KB                                                         58%               Sweden
Adplus Werbung und Media AG                                                          100%             Switzerland
Leo Burnett AG                                                                       100%             Switzerland
Medicus Intercon AG                                                                  100%             Switzerland
DMB&B (Hong Kong) Ltd. [Taiwan branch]                                               100%               Taiwan
Leo Burnett Company Limited                                                          100%               Taiwan
New Wave Media Independent Ltd.                                                      100%               Taiwan
Starcom Worldwide Limited                                                            100%               Taiwan
Leo Burnett Limited                                                                  100%              Thailand
Siamese DMB&B Co. Ltd.                                                                76%              Thailand
Markom/Leo Burnett Reklam Hizmetleri, A.S.                                           100%               Turkey

                             Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Penajans/DMB&B Ticaret A.S.                                                           29%               Turkey
Starcom Medya Hizmetleri A.S.                                                        100%               Turkey
Stars Yapim Film Uretim ye Basim A.S.                                                 84%               Turkey
DMB&B USA, Inc. [Dubai branch]                                                       100%                 UAE
Global Advertising Partnership, L.L.C.                                                49%                 UAE
Radius Leo Burnett Advertising                                                       100%                 UAE
Arc Integrated Marketing Ltd.                                                        100%                 UK
Bartle Bogle Hegarty Ltd.                                                             49%                 UK
BBH (U) Ltd.                                                                          49%                 UK
BBH Communications Ltd.                                                               49%                 UK
BBH Futures Ltd.                                                                      49%                 UK
Bcom3 Group, Ltd.                                                                    100%                 UK
Black Pencil (India) Limited                                                          40%                 UK
Black Pencil Limited                                                                 100%                 UK
Black Sheep Music Ltd.                                                                49%                 UK
Capital Communications MS&L Limited                                                   30%                 UK
Communication Resources Ltd.                                                          15%                 UK
Cutting Edge Studio Ltd.                                                              49%                 UK
D'Arcy Masius Benton & Bowles (Trustees) Ltd.                                        100%                 UK
D'Arcy Masius Benton & Bowles, Ltd.                                                  100%                 UK
Designa Ltd.                                                                          10%                 UK
DMB&B Holdings Ltd.                                                                  100%                 UK
DMB&B Media Centre (Manchester) Ltd.                                                  20%                 UK
Educational Communications Ltd.                                                       15%                 UK
Executive Three Limited                                                              100%                 UK
Franklin Scientific Projects Ltd.                                                    100%                 UK
IMPG Contracts Limited                                                               100%                 UK
International Marketing & Promotions Group Ltd.                                      100%                 UK
Interscience Pan-Europe Ltd.                                                         100%                 UK
LB Ad Valorem Ltd.                                                                    75%                 UK
Leo Burnett Advertising Limited                                                      100%                 UK
Leo Burnett CIS Ltd.                                                                 100%                 UK
Leo Burnett Europe/Middle East Limited                                               100%                 UK
Leo Burnett Limited                                                                  100%                 UK
Leo Burnett Moradpour Limited                                                        100%                 UK
Leonardo London Limited                                                              100%                 UK
Lexington Street Group Ltd.                                                           49%                 UK
Limbo Ltd.                                                                            49%                 UK
Magellan Advertising Limited                                                         100%                 UK
Manning, Selvage & Lee Ltd                                                           100%                 UK
Masius Ltd.                                                                           88%                 UK
MediaVest Ltd.                                                                       100%                 UK
N.W. Ayer & Partners Ltd                                                             100%                 UK
Sewgent Holdings Ltd.                                                                100%                 UK
Spring Communications Limited                                                         49%                 UK
Starcom Motive Limited                                                                67%                 UK
Stars Digital Limited                                                                100%                 UK
The Medicus Group Ltd                                                                100%                 UK
West Wacker Holdings Limited                                                         100%                 UK

                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Zig Zag Studio Ltd.                                                                   49%                 UK
Dochirne Pidpriemstro "DMB&B Kyiv"                                                   100%               Ukraine
Leo Burnett Limited                                                                  100%               Ukraine
Adcom Investors, Inc. [DE]                                                           100%                 USA
Adcom, Inc. [DE]                                                                     100%                 USA
Advertising Information Services, Inc. [NY]                                            4%                 USA
Against Nature Productions, LLC [DE]                                                 100%                 USA
Agnew, Carter, McCarthy, Inc. [MA]                                                   100%                 USA
Bartle Bogle Hegarty LLC [NY]                                                         49%                 USA
Bcom3 Management Corp. [DE]                                                          100%                 USA
Black Pencil Group, Inc. [DE]                                                        100%                 USA
Black Pencil Music, Inc. [IL]                                                        100%                 USA
Capital Relations, Inc. [CA]                                                         100%                 USA
Capps Digital LLC [DE]                                                               100%                 USA
Clarion Marketing & Communications, Inc. [NY]                                        100%                 USA
Cognetics Marketing Services, Inc. [MA]                                              100%                 USA
Cognetics On-Line Corporation [MA]                                                   100%                 USA
Cognetics Real Estate, Inc. [MA]                                                     100%                 USA
Cognetics, Inc. [MA]                                                                 100%                 USA
Contacto Marketing & Communications, L.L.C. [FL]                                     100%                 USA
D.P. Sub. Co., Inc. [DE]                                                             100%                 USA
D'Arcy Martin Group, LLC [DE]                                                         70%                 USA
D'Arcy Masius Benton & Bowles International, Inc. [DE]                               100%                 USA
D'Arcy Masius Benton & Bowles U.S.A., Inc. [NY]                                      100%                 USA
D'Arcy Masius Benton & Bowles, Inc. [DE]                                             100%                 USA
DM&M Associates, Inc. [NY]                                                           100%                 USA
DMB&B Central Europe, Inc. [NY]                                                      100%                 USA
DMB&B Eurasia, Inc. [DE]                                                             100%                 USA
DMB&B U.S.A., Inc. [DE]                                                              100%                 USA
DMB&B, Inc. (Portugal) [NY]                                                          100%                 USA
DMB&B/Americas, Inc. [FL]                                                            100%                 USA
Enterprise Middle East, Inc. [DE]                                                    100%                 USA
Feldman & Associates, Inc. [NY]                                                      100%                 USA
Highway One, Inc. [DE]                                                               100%                 USA
iLeo, Inc. [DE]                                                                      100%                 USA
Intermatch Properties Management, Inc. [GA]                                          100%                 USA
Just Ask A Woman, Inc. [DE]                                                          100%                 USA
Kaplan Thaler Group, Ltd. [NY]                                                       100%                 USA
Lake 5 Media, Inc. [DE]                                                               20%                 USA
LBH, LLC [DE]                                                                        100%                 USA
Leo Burnett (Japan), Inc. [DE]                                                       100%                 USA
Leo Burnett Company Charitable Foundation [IL]                                       100%                 USA
Leo Burnett Company, Inc. [DE]                                                       100%                 USA
Leo Burnett Field Marketing Services, L.L.C. [DE]                                    100%                 USA
Leo Burnett Foundation, Inc. [IL]                                                    100%                 USA
Leo Burnett Technology, L.L.C. [IL]                                                  100%                 USA
Leo Burnett USA, Inc. [DE]                                                           100%                 USA
Leo Burnett Worldwide Investments, Inc. [IL]                                         100%                 USA
Leo Burnett Worldwide, Inc. [DE]                                                     100%                 USA



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



                               Bcom3 Subsidiaries
                                 March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                 Corporation                                       Ownership           Location
------------------------------------------------------------------------------------------------------------------
Lionel Sosa, Inc. [DE]                                                               49%                 USA
LPE-Robert Otto, Inc. [NY]                                                          100%                 USA
Manning, Selvage & Lee (D.C.) Corp. [DE]                                            100%                 USA
Manning, Selvage & Lee, Inc. [NY]                                                   100%                 USA
MediaVest Worldwide, Inc. [DE]                                                      100%                 USA
Medicus Group International, Inc. [NY]                                              100%                 USA
Moroch Partners, L.P. [DE]                                                           30%                 USA
Moya Villanueva & Associates [CA]                                                   100%                 USA
N.W. Ayer & Partners/Los Angeles [CA]                                               100%                 USA
N.W. Ayer & Son, Inc. [DE]                                                          100%                 USA
N.W. Ayer Communications, Inc. [DE]                                                 100%                 USA
N.W. Ayer International, Inc. [DE]                                                  100%                 USA
Noble Advertising Corp. [CA]                                                        100%                 USA
Novo MediaGroup, Inc. [DE]                                                          100%                 USA
Pacific Marketing Group, Inc. [CA]                                                  100%                 USA
Pondel Wilkinson MS&L [CA]                                                          100%                 USA
Riverview Productions, Inc. [NY]                                                    100%                 USA
Star Reacher Music, Inc. [IL]                                                       100%                 USA
Starcom MediaVest Group, Inc. [DE]                                                  100%                 USA
Starlight Productions Incorporated [IL]                                             100%                 USA
StarLink Services, Inc. [DE]                                                        100%                 USA
Televest Daytime Programs, Inc. [NY]                                                100%                 USA
Televest Entertainment, Inc. [NY]                                                   100%                 USA
Televest Productions, Inc. [NY]                                                     100%                 USA
The MacManus Group, Inc. [DE]                                                       100%                 USA
The Media Edge, Inc. [DE]                                                           100%                 USA
TMG International, Inc. [DE]                                                        100%                 USA
TMG re:SOURCES, Inc. [NY]                                                           100%                 USA
Unicast Communications Corp. [DE]                                                    28%                 USA
Vigilante, L.L.C. [DE]                                                              100%                 USA
WestWacker Music, Inc. [IL]                                                         100%                 USA
Williams-Labadie, L.L.C. [DE]                                                       100%                 USA
ARS/DMB&B Publicidade C.A.                                                           20%              Venezuela
Green Star Venezuela, C.A.                                                           60%              Venezuela
Inversiones Leo Burnett C.A.                                                        100%              Venezuela
Leo Burnett Novas International C.A.                                                100%              Venezuela
Leo Burnett Venezuela C.A.                                                          100%              Venezuela
Manning Selvage & Lee Venezuela C.A.                                                100%              Venezuela
Leo Burnett Worldwide, Inc.-Representative Office                                   100%               Vietnam
Leo Burnett/M&T Vietnam                                                              80%               Vietnam
The Branding Iron Pvt. Ltd.                                                          26%              Zimbabwe
Von Broembsen Marson Leo Burnett (Pvt) Ltd.                                          26%              Zimbabwe


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